                                                                    Exhibit 99.1


                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                           AND FOREIGN LOAN AGREEMENTS

       This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT AND FOREIGN LOAN AGREEMENTS (this "Amendment") dated as of May 13, 2003 is by and among

       (i) Delco Remy International Inc., a Delaware corporation ("Parent"), the following Subsidiaries of Parent: Delco Remy America, Inc., a Delaware corporation, DR Sales, Inc., a Delaware corporation, Franklin Power Products, Inc., an Indiana corporation, HSG I, Inc, a Delaware corporation, HSG II, Inc, a Delaware corporation, International Fuel Systems, Inc., an Indiana corporation, JAX Reman, L.L.C., a Delaware limited liability company, M. & M. Knopf Auto Parts, L.L.C., a Delaware limited liability company, Magnum Power Products, L.L.C., a Delaware limited liability company, Nabco, Inc., a Michigan corporation, Powrbilt Products, Inc., a Texas corporation, Remy Logistics, L.L.C., a Delaware limited liability company, Remy Powertrain, L.P., a Delaware limited partnership, Remy Reman, L.L.C., a Delaware limited liability company, Williams Technologies, Inc., a South Carolina corporation, World Wide Automotive, Inc., a Virginia corporation (each individually, together with the Parent, a "U.S. Borrower" and collectively, the "U.S. Borrowers"), Congress Financial Corporation (Central), an Illinois corporation, as agent for U.S. Lenders referenced below (in such capacity and as US Collateral Agent, as defined in the Agency Agreement referenced below, the "U.S. Collateral Agent"), the financial institutions which are party to that certain Loan and Security Agreement dated as of June 28, 2002 (as amended, the "U.S. Loan Agreement") with U.S. Borrowers and U.S. Collateral Agent and which constitute Required Lenders (as defined therein) (each individually, a "U.S. Lender" and collectively, the "U.S. Lenders");

       (ii) Central Precision Limited, an Alberta corporation ("Canadian Borrower"), Congress Financial Corporation (Canada), an Ontario corporation, as agent for Canadian Lenders referenced below (in such capacity and as Canadian Collateral Agent, as defined in the Agency Agreement referenced below, the "Canadian Collateral Agent"), the financial institutions which are party to the Loan Agreement dated as of June 28, 2002 (as amended, the "Canadian Loan Agreement") with Canadian Borrower and Canadian Collateral Agent and which constitute Required Canadian Lenders (as defined therein) (each individually, a "Canadian Lender" and collectively, the "Canadian Lenders");

       (iii) Delco Remy UK Limited, a company registered in England and Wales ("European Borrower"), and Burdale Financial Limited, a company registered in England and Wales, which as a lender under the Credit Agreement dated as of June 28, 2002 (as amended, the "European Loan Agreement") with European Borrower and Delco Remy International, Inc. shall herein be referred to as the "European Lender" and which as the European Collateral Agent (as defined in the Agency Agreement) shall herein be referred to as the "European Collateral Agent".

       Capitalized terms used and not defined herein shall have the meanings assigned to them in the U.S. Loan Agreement. U.S. Lenders, Canadian Lenders and European Lender are herein referred to individually as a "Lender" and collectively as the "Lenders". U.S. Borrowers, European Borrower and Canadian Borrower are herein referred to individually as a "Borrower" and collectively as the "Borrowers". The U.S. Loan Agreement, the European Loan Agreement and the Canadian Loan Agreement are herein referred to individually as a "Loan Agreement" and collectively as the "Loan Agreements".

                                R E C I T A L S:

       WHEREAS, U.S. Collateral Agent, Canadian Collateral Agent, and European Collateral Agent (each individually a "Collateral Agent" and collectively, "Collateral Agents") are party to the Agency Agreement ("Agency Agreement") with Lenders party thereto dated as of June 28, 2002;

       WHEREAS, Borrowers have requested that Collateral Agents and Lenders agree to certain amendments to the Loan Agreements for the purpose of (i) modifying certain financial covenants, (ii) permitting the financing of certain fixed assets located in Mexico and (iii) making certain other modifications as set forth herein; and

       WHEREAS, Collateral Agents and Lenders have agreed to such amendments upon the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       Section 1 Amendments to Loan Agreements. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 below:

       (a) The definition of "EBITDA" set forth in Section 1 of the U.S. Loan Agreement is hereby amended and restated to read as follows:

       "EBITDA" shall mean, in any period, the consolidated net income of the Parent and its Subsidiaries for such period,

    plus (a), to the extent deducted in the determination of such consolidated net income for such period:

       (i)    Interest Expense;
       (ii)   Provision for Taxes;
       (iii)  depreciation;
       (iv)   amortization to the extent not included in Interest Expense;
       (v)    any net loss from an unconsolidated subsidiary or joint venture;
       (vi)   any net loss attributable to minority interests;
       (vii)  extraordinary or non-recurring non-cash items of expense or loss;
       (viii) any lump-sum write-offs, whether in whole or in part, of deferred financing charges;
       (ix) any lump sum write-offs, whether in whole or in part, of goodwill due to a determination under GAAP that its value has been impaired;
       (x)    any net loss on the sale of a business;
       (xi)   any net loss on the sale of fixed assets;

       (xii) the one-time restructuring charge totaling $57,496,000 taken in calendar year 2002 related to the gas engine divisions of Borrowers; and
       (xiii) the one-time restructuring charge totaling $56,378,000 (cash) offset by $11,646,000 (non-cash) taken in calendar year 2003 related to the Global Capacity Initiative.

minus, (b) to the extent included in the determination of such consolidated net income for such period:

       (i) any net income from an unconsolidated subsidiary or joint venture;
       (ii)    any net income attributable to minority interests;
       (iii)   any net income on the sale of a business;
       (iv)    any net income from the sale of fixed assets;
       (v)     extraordinary or non-recurring income or gains, and
       (vi) any net income from operations of a Foreign Subsidiary to the extent such Foreign Subsidiary is subject to any prohibition on, or any condition, limitation, or other restriction having the effect of prohibiting, repatriating or otherwise transferring income (or repaying intercompany loans or advances), directly or indirectly, to Parent or a Borrower (other than voluntary restrictions imposed by Parent for tax planning purposes);

       all of the above calculated in accordance with GAAP to the extent applicable."

       (b) The definition of "Fixed Charges" set forth in Section 1 of the U.S. Loan Agreement is hereby amended and restated to read as follows:

       "Fixed Charges" shall mean, with respect to Parent and its Subsidiaries on a consolidated basis for any fiscal period, (a) the aggregate of all Interest Expense payable in cash for such period, plus (b) principal payments, Capital Lease payments, deferred obligations to reimburse a letter of credit issuing bank after a draw on such letter of credit and redemption obligations of Indebtedness which, in each case, were originally scheduled to be paid in cash during such period, plus (c) the cash portion of any capital expenditures determined in accordance with GAAP to the extent applicable, made during such period (to the extent not already included in clause (b) above), plus (d) to the extent not deducted from consolidated net income, the cash portion of any and all payments in respect of tax sharing agreements, management agreements and consulting agreements made during such period, plus (e) the cash portion of dividends paid by Parent during such period, plus (f) payments made to any minority shareholders of any Subsidiary of Parent (less, in the case of any payments made to the minority shareholders of Delco Remy Mexico, S. de R.L. de C.V., the portion of proceeds received in calendar year 2003 from the sale and lease back transaction described in Section 9.7(b)(ix) which have been used to make such payments to the minority shareholders of Delco Remy Mexico, S. de R.L. de C.V. limited to the aggregate amount of $8,000,000), plus (g) cash payments made in connection with the Global Capacity Initiative (less net proceeds received in calendar year 2003 for the sale of Tractech, Inc. limited to the aggregate amount of $13,770,000). Cash capital expenditures are those capital expenditures that are not financed with new Indebtedness (including Indebtedness incurred under this Agreement or the Foreign Loan Agreements) or through Capital Leases.

       (c) Section 1 of the U.S. Loan Agreement is hereby amended by adding the defined term "Global Capacity Initiative" in its proper alphabetical place to read as follows:

       "Global Capacity Initiative" shall mean the relocation in calendar year 2003 of the manufacturing operations of Delco Remy America, Inc. to Korea, Hungary and Mexico.

       (d) Section 8.12 of the U.S. Loan Agreement is hereby amended by adding a new clause (e) to the end thereof which shall read as follows:

       "(e) The representations and warranties set forth in clauses (a), (b) and
    (c) in this Section 8.12 shall be subject to any transactions permitted under Section 9.7(b)(iv) hereunder."

       (e) Section 9.7(b) of the U.S. Loan Agreement is hereby amended by amending and restating the introductory paragraph of Section 9.7(b) to read as follows:

       "(b) issue, sell, assign, lease, transfer, abandon or otherwise dispose of any Capital Stock or Indebtedness to any other Person or any of its assets to any other Person, except as permitted by each of clauses (i) through (vii) and (ix) below which shall in each case be subject to the terms and conditions of clause (viii) below:"

       (f) Section 9.7(b)(viii) of the U.S. Loan Agreement is hereby amended and restated to read as follows:

       "(viii) notwithstanding anything in this Agreement to the contrary, to the extent that the Parent or any "Restricted Subsidiary" (as defined in the Indentures) intends on receiving "Net Available Cash" (as defined in the Indentures) from any "Asset Disposition" (as defined in the Indentures) permitted under the terms of this Agreement, then (A) the Parent shall provide Agent with ten (10) Business Days' prior written notice of such Asset Disposition setting forth a description of the assets being sold, the parties involved, the date of such Asset Disposition and the Net Available Cash to be received in connection with such Asset Disposition, (B) Parent shall, and shall cause each of its applicable Subsidiaries to, place all such Net Available Cash upon receipt thereof in a depository account at the Reference Bank and undertake to promptly grant to the Agent a first priority perfected security interest in the Net Available Cash held in such account pursuant to a blocked account agreement in form and substance satisfactory to Agent (the "Blocked Account"), (C) such amounts in the Blocked Account shall be released from time to time upon (1) receipt by Agent, prior to 360 days after receipt of the Net Available Cash, of a certificate or certificates from Parent stating that Parent or the applicable Restricted Subsidiary is investing (or entering into a binding commitment to invest; provided that such commitment shall be subject only to customary conditions (other than financing) and such investment shall be consummated within 360 days after the end of such 360 period) all or a portion of such Net Available Cash in Additional Assets (as defined in the Indentures) and setting forth the details of such investment and the date therefore (on the date of such investment, the applicable amount of Net Available Cash requested to be invested in such certificate will be released from the Blocked Account solely to make such investment) or
    (2) receipt by the Agent of a certificate from Parent stating that Parent or the applicable Restricted Subsidiary is repaying the Advances or Foreign Advances, as applicable, with Net Available Cash (and setting forth the date of such repayment at which time such Net Available Cash held in the Blocked Account will be applied to the Advances or Foreign Advances, as applicable),
    (D) to the extent Net Available Cash is invested in Additional Assets owned (or to be owned) by a Borrower, Foreign Borrower, Obligor or Foreign Obligor, in each case whose assets are already subject to a lien in favor of a Collateral Agent, then at the request of Agent, Parent shall, and shall cause each of its applicable Subsidiaries to, grant the applicable Collateral Agent a first priority perfected lien on such Additional Assets,
    (E) to the extent the Net Available Cash is applied as a payment against the Advances or Foreign Advances pursuant to clause (C)(2) above, the Maximum Credit shall be automatically and permanently reduced at the time of such payment by the amount of such Net Available Cash in accordance with Section
    2.4 hereof and (F) to the extent the Maximum Credit is permanently reduced, the Loan Parties shall pay to the Agent, for the ratable benefit of the Lenders based on their Commitment Percentages, an early termination fee in the amount equal to (1) 1.0% of such Net Available Cash if received on or prior to the first anniversary of the date hereof or (2) 0.5% of such Net Available Cash if received after the first anniversary of the date hereof but on or prior to the second anniversary of the date hereof; and"

       (g) Section 9.7(b) of the U.S. Loan Agreement is hereby amended by adding a new clause (ix) thereto which shall read as follows:

       "(ix) the sale by Delco Remy Mexico, S. de R.L. de C.V., Delco Remy Remanufacturing de Mexico, S.R.L. de C.V. and Remy Componentes, S. de R.L. de C.V. of their fixed assets to another Person for the purpose of leasing such property from such Person; provided that Agent has reviewed all documents relating to such sale and lease back transaction and finds the term and conditions thereof acceptable in its reasonable discretion,"

       (h) Section 9.17 of the U.S. Loan Agreement is hereby amended by deleting the EBITDA Levels for the months of March 31, 2003 through and including December 31, 2005 and replacing them with new EBITDA Levels for such months as follows:

             Month Ended                           EBITDA
             -----------                           ------
           March 31, 2003                        82,000,000
           April 30, 2003                        82,000,000
           May 31, 2003                          82,000,000
           June 30, 2003                         82,000,000

              July 31, 2003                         85,000,000
              August 31, 2003                       85,000,000
              September 30, 2003                    85,000,000
              October 31, 2003                      93,000,000
              November 30, 2003                     93,000,000
              December 31, 2003                     93,000,000
              January 31, 2004                      97,000,000
              February 28, 2004                     97,000,000
              March 31, 2004                        97,000,000
              April 30, 2004                       101,000,000
              May 31, 2004                         101,000,000
              June 30, 2004                        101,000,000
              July 31, 2004                        105,000,000
              August 31, 2004                      105,000,000
              September 30, 2004                   105,000,000
              October 31, 2004                     108,000,000
              November 30, 2004                    108,000,000
              December 31, 2004                    108,000,000
              January 31, 2005                     109,000,000
              February 28, 2005                    109,000,000
              March 31, 2005                       109,000,000
              April 30, 2005                       110,000,000
              May 31, 2005                         110,000,000
              June 30, 2005                        110,000,000
              July 31, 2005                        111,000,000
              August 31, 2005                      111,000,000
              September 30, 2005                   111,000,000
              October 31, 2005                     111,000,000
              November 30, 2005                    111,000,000
              December 31, 2005                    111,000,000

              (i) Section 9.18 of the U.S. Loan Agreement is hereby amended by amending and restating such section to read as follows:

              "9.18 Fixed Charge Coverage Ratio. At any time when Average Excess Availability is less than $40,000,000, Loan Parties shall, at the end of each month (including as of the end of the month immediately prior to the occurrence of such shortfall in Average Excess Availability), have a Fixed Charge Coverage Ratio for the twelve month period then ended of not less than: (a) for the months ending March 31, April 30 and May 31 of 2003, 0.95 to 1.0; (b) for the months ending June 30, July 31, August 31, September 30, October 31 and November 30 of 2003 0.80 to 1.0; and (c) for each month ending after November 30, 2003, 1.0 to 1.0."

              (j) Each reference in the Canadian Loan Agreement to the term "US Loan Agreement" shall mean a reference to the U.S. Loan Agreement, as amended through the date hereof including, without limitation, by this Amendment.

              (k) Each reference in the European Loan Agreement to the term "US Loan and Security Agreement" shall mean a reference the U.S. Loan Agreement, as amended through the date hereof including, without limitation, by this Amendment.

       Section 2 Conditions to Effectiveness. The effectiveness of amendments set forth in Section 1 above is subject to the satisfaction of the following conditions:

              (a) U.S. Collateral Agent shall have received a duly executed counterpart of this Amendment from the Collateral Agents, the Borrowers and the Lenders;

              (b) U.S. Collateral Agent shall have received a reaffirmation of guaranty from each guarantor of the Obligations and Foreign Obligations, as applicable, in form and substance satisfactory to the U.S. Collateral Agent; and

              (c) U.S. Collateral Agent shall have received, for the benefit of the U.S. Lenders, an amendment fee in the amount of $150,000 which fee shall be deemed fully earned and payable on the date hereof. U.S. Borrowers authorize U.S. Collateral Agent to charge such fee to the Revolving Loans of U.S. Borrowers.

       Section 3 Representations, Warranties and Covenants. In order to induce Collateral Agents and Lenders to enter into this Amendment, Borrowers represent, warrant and covenant to Collateral Agents and Lenders, upon the effectiveness of this Amendment, which representations, warranties and covenants shall survive the execution and delivery of this Amendment that:

              (a) No Default; etc. No Default or Event of Default has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

              (b) Corporate Power and Authority; Authorization. Each Borrower has the corporate power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Financing Agreements and the Foreign Financing Agreements, each as amended by this Amendment, to which it is a party and the execution and delivery by such Borrower of this Amendment, and the performance by such Borrower of its obligations hereunder have been duly authorized by all requisite corporate action by such Borrower.

              (c) Execution and Delivery. Each Borrower has duly executed and delivered this Amendment.

              (d) Enforceability. This Amendment, the Financing Agreements and the Foreign Financing Agreements, each as amended by this Amendment, constitute the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

              (e) Representations and Warranties. All of the representations and warranties contained in the Financing Agreements and in the Foreign Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment and the transactions contemplated hereby.

       Section 4 Miscellaneous.

              (a) Effect; Ratification. Borrowers acknowledge that all of the reasonable legal expenses incurred by Collateral Agents in connection herewith shall be reimbursable under Section 9.21 of the U.S. Loan Agreement and as that
Section is incorporated in the Canadian Loan Agreement and the European Loan Agreement pursuant to Sections 8.1 and 9.1 respectively thereof. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Financing Agreement or Foreign Financing Agreement or (ii) prejudice any right or rights that any Lender may now have or may have in the future under or in connection with any Financing Agreement or Foreign Financing Agreement. Each reference in the Financing Agreements and the Foreign Financing Agreements to "this Agreement", "herein", "hereof" and words of like import shall mean such Financing Agreement and Foreign Financing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Financing Agreements and the Foreign Financing Agreements and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreements and the Foreign Financing Agreements, except as herein amended or waived are hereby ratified and confirmed and shall remain in full force and effect.

              (b) Counterparts; etc. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Delivery of an executed counterpart of this Amendment by fax shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

              (c) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with the governing law of the U.S. Loan Agreement, Canadian Loan Agreement or European Loan Agreement, as applicable.

                  IN WITNESS WHEREOF, Collateral Agents, Lenders, and Borrowers have caused these presents to be duly executed as of the day and year first above written.

                                         U.S. BORROWERS
                                         --------------

                                         DELCO REMY INTERNATIONAL, INC.
                                         DELCO REMY AMERICA, INC.
                                         DR SALES, INC.
                                         FRANKLIN POWER PRODUCTS, INC.
                                         HSG I, INC.
                                         HSG II, INC.
                                         INTERNATIONAL FUEL SYSTEMS, INC.
                                         JAX REMAN, L.L.C.
                                         M. & M. KNOPF AUTO PARTS, L.L.C.
                                         MAGNUM POWER PRODUCTS, L.L.C.
                                         NABCO, INC.
                                         POWRBILT PRODUCTS, INC.
                                         REMY LOGISTICS, L.L.C.
                                         REMY REMAN, L.L.C.
                                         WILLIAMS TECHNOLOGIES, INC.
                                         WORLD WIDE AUTOMOTIVE, INC.

                                         By: /s/ David E. Stoll
                                             -------------------------------
                                                David E. Stoll

                                         Title: Vice President

                                         REMY POWERTRAIN, L.P., a Delaware
                                         limited partnership

                                         By: HSG I, Inc., a Delaware corporation
                                             By: /s/ David E. Stoll
                                                -----------------------------_
                                                    David E. Stoll
                                             Title: Vice President

                      [Signature Page to Amendement No. 3]

                                         U.S. COLLATERAL AGENT
                                         ---------------------

                                         CONGRESS FINANCIAL CORPORATION
                                         (Central), as Administrative Agent and
                                         US Collateral Agent

                                         By:  /s/ Anthony Vizgirda
                                             -----------------------------------
                                         Title:  First Vice President
                                                --------------------------------

U.S. LENDERS                             U.S. LENDERS
------------                             ------------

THE CIT GROUP/BUSINESS CREDIT, INC.      WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Barbara F. Perich                By:  /s/ Mark Fagnani
    ----------------------------------       -----------------------------------
Title:  Vice President                   Title:   Executive Vice President
       -------------------------------          --------------------------------

FLEET CAPITAL CORPORATION                GMAC BUSINESS CREDIT, LLC

By:  /s/ David Lehner                    By:  /s/ Daniel Manella
    ----------------------------------       -----------------------------------
Title:  Vice President                   Title:  Senior Vice President
       -------------------------------          --------------------------------

COMERICA BANK                            UPS CAPITAL CORPORATION

By:   /s/ Stephanie A. Guisinger         By:  /s/ Charlie Johnson
    ----------------------------------       -----------------------------------
Title:  Vice President                   Title:  Senior Vice President
       -------------------------------          --------------------------------

NATIONAL CITY BANK                       PNC BANK, NATIONAL ASSOCIATION

By:  /s/ K. Alexander Curry              By:  /s/ Stephen W. Boyd
    ----------------------------------       -----------------------------------
Title:  Senior Vice President            Title:  Vice President
       -------------------------------          --------------------------------

RZB Finance LLC                          ORIX Financial Services, Inc.

By:  /s/ John A. Vallska,                 By:  /s/ Thomas Buda
    ----------------------------------       -----------------------------------
Title:  Group Vice President             Title:  Vice President
       -------------------------------          --------------------------------

By:  /s/ Christoph Hoedl
    ----------------------------------
Title:  Vice President
       -------------------------------


                      [Signature Page to Amendment No. 3]

EUROPEAN LENDER AND EUROPEAN             CANADIAN LENDER
COLLATERAL AGENT                         AND CANADIAN COLLATERAL AGENT

BURDALE FINANCIAL LIMITED                CONGRESS FINANCIAL CORPORATION
                                         (Canada)
By:  /s/ B. Gatlin                       By:  /s/ Anthony Vizgirda
    ----------------------------------       -----------------------------------
Title:  Managing Director                Title:  First Vice President
       -------------------------------          --------------------------------



EUROPEAN BORROWER                         CANADIAN BORROWER

DELCO REMY UK LIMITED                     CENTRAL PRECISION LTD.

By:  /s/ David E. Stoll                  By:  /s/ David E. Stoll
    ----------------------------------       -----------------------------------
Title:  Secretary                        Title:  Secretary and Treasurer
       -------------------------------          --------------------------------



                      [Signature Page to Amendment No. 3]

                            REAFFIRMATION OF GUARANTY
              {U.S. Subsidiaries of Delco Remy International, Inc.}

                                  May 13, 2003

Congress Financial Corporation (Central),
 as Agent
150 S. Wacker Drive
Chicago, Illinois  60606

         Re: Guaranty

         Please refer to (1) the Loan and Security Agreement dated as of June 28, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "U.S. Loan Agreement"), by and among Delco Remy International Inc., a Delaware corporation, Delco Remy America, Inc., a Delaware corporation, DR Sales, Inc., a Delaware corporation, Franklin Power Products, Inc., an Indiana corporation, HSG I, Inc, a Delaware corporation, HSG II, Inc, a Delaware corporation, International Fuel Systems, Inc., an Indiana corporation, JAX Reman, L.L.C., a Delaware limited liability company, M. & M. Knopf Auto Parts, L.L.C., a Delaware limited liability company, Magnum Power Products, L.L.C., a Delaware limited liability company, Nabco, Inc., a Michigan corporation, Powrbilt Products, Inc., a Texas corporation, Remy Logistics, L.L.C., a Delaware limited liability company, Remy Powertrain, L.P., a Delaware limited partnership, Remy Reman, L.L.C., a Delaware limited liability company, Williams Technologies, Inc., a South Carolina corporation, World Wide Automotive, Inc., a Virginia corporation (each individually a "U.S. Borrower" and collectively, "U.S. Borrowers"), Congress Financial Corporation (Central), an Illinois corporation, as agent for U.S. Lenders referenced below (in such capacity and as US Collateral Agent, "U.S. Collateral Agent"), the financial institutions (each individually, a "U.S. Lender" and collectively, "U.S. Lenders") which are party thereto (capitalized terms used and not defined herein shall have the meanings assigned to them in the U.S. Loan Agreement) and (2) the Guaranty dated June 28, 2002 ("Guaranty") by each of the undersigned, as guarantors (collectively "Guarantors"), in favor of U.S. Collateral Agent. Pursuant to an Amendment No. 3 to Loan and Security Agreement and Foreign Loan Agreements dated as of the date hereof (the "Amendment") among Collateral Agents party thereto, Lenders party thereto and Borrowers party thereto, the U.S. Loan Agreement and the Foreign Loan Agreements have been amended in accordance with the terms and conditions of the Amendment.

         Each Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guaranty, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, each Guarantor has executed and delivered this Reaffirmation of Guaranty as of the day and year first above written.

    NABCO, Inc., a Michigan                   BALLANTRAE CORPORATION, a Delaware
    corporation                               corporation
    POWRBILT PRODUCTS, INC., a Texas          POWER INVESTMENTS, INC., an
    corporation                               Indiana corporation
    REMY LOGISTICS, L.L.C., a Delaware        REMAN HOLDINGS, L.L.C., a Delaware
    limited liability company                 limited liability company
    REMY REMAN, L.L.C., a Delaware limited    REMY INTERNATIONAL, INC., a
    liability company                         Delaware corporation

                                              REMY KOREA HOLDINGS, L.L.C., a
                                              Delaware limited liability company

    WILLIAMS TECHNOLOGIES, Inc., a South      DELCO REMY AMERICA, INC., a
    Carolina corporation                      Delaware corporation

    WORLD WIDE AUTOMOTIVE, INC., a Virginia   DR SALES, INC., a Delaware
    corporation                               corporation
    INTERNATIONAL FUEL SYSTEMS, INC., an      FRANKLIN POWER PRODUCTS, INC., an
    Indiana corporation                       Indiana corporation
    JAX REMAN, L.L.C., a Delaware limited     HSG I, Inc, a Delaware corporation
    liability company
    JAX REMAN, L.L.C., a Delaware limited     HSG II, Inc, a Delaware
    liability company                         corporation

                                              MAGNUM POWER PRODUCTS, L.L.C., a
                                              Delaware limited liability company

                                              M. & M. KNOPF AUTO PARTS, L.L.C.,
                                              a Delaware limited liability
                                              company

                                              By: /s/ David E. Stoll
                                                 -------------------------------
                                                     David E. Stoll
                                              Title: Vice President

                                              REMY POWERTRAIN, L.P., a Delaware
                                              limited partnership
                                              By:  HSG I, Inc, a Delaware
                                                   corporation
                                                   By: /s/ David E. Stoll
                                                      --------------------------
                                                          David E. Stoll
                                                   Title: Vice President


               [Signature Page to the Reaffirmation of Guaranty]

                            REAFFIRMATION OF GUARANTY
                        {Delco Remy International, Inc.}

                                  May 13, 2003

Congress Financial Corporation (Central),
 as Agent
150 S. Wacker Drive
Chicago, Illinois  60606

         Re: Guaranty

         Please refer to (1) the Loan and Security Agreement dated as of June 28, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "U.S. Loan Agreement"), by and among Delco Remy International Inc., a Delaware corporation, Delco Remy America, Inc., a Delaware corporation, DR Sales, Inc., a Delaware corporation, Franklin Power Products, Inc., an Indiana corporation, HSG I, Inc, a Delaware corporation, HSG II, Inc, a Delaware corporation, International Fuel Systems, Inc., an Indiana corporation, JAX Reman, L.L.C., a Delaware limited liability company, M. & M. Knopf Auto Parts, L.L.C., a Delaware limited liability company, Magnum Power Products, L.L.C., a Delaware limited liability company, Nabco, Inc., a Michigan corporation, Powrbilt Products, Inc., a Texas corporation, Remy Logistics, L.L.C., a Delaware limited liability company, Remy Powertrain, L.P., a Delaware limited partnership, Remy Reman, L.L.C., a Delaware limited liability company, Williams Technologies, Inc., a South Carolina corporation, World Wide Automotive, Inc., a Virginia corporation (each individually a "U.S. Borrower" and collectively, "U.S. Borrowers"), Congress Financial Corporation (Central), an Illinois corporation, as agent for U.S. Lenders referenced below (in such capacity and as US Collateral Agent, "U.S. Collateral Agent"), the financial institutions (each individually, a "U.S. Lender" and collectively, "U.S. Lenders") which are party thereto (capitalized terms used and not defined herein shall have the meanings assigned to them in the U.S. Loan Agreement) and (2) the Guaranty dated June 28, 2002 ("Guaranty") by the undersigned, as guarantor ("Guarantor"), in favor of U.S. Collateral Agent. Pursuant to an Amendment No. 3 to Loan and Security Agreement and Foreign Loan Agreements dated as of the date hereof (the "Amendment") among Collateral Agents party thereto, Lenders party thereto and Borrowers party thereto, the U.S. Loan Agreement and the Foreign Loan Agreements have been amended in accordance with the terms and conditions of the Amendment.

         Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guaranty, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Reaffirmation of Guaranty as of the day and year first above written.

                                               DELCO REMY INTERNATIONAL, INC., a
                                               Delaware corporation

                                               By: /s/ David E. Stoll
                                                  ------------------------------
                                                      David E. Stoll
                                               Title: Vice President


               [Signature Page to the Reaffirmation of Guaranty]

                           REAFFIRMATION OF GUARANTEE
            {European Subsidiaries of Delco Remy International, Inc.}

                                  May 13, 2003

Burdale Financial Limited
53 Queen Anne Street
LONDON W1G 9HP

         Re: Guaranty

         Please refer to (1) the Credit Agreement dated as of June 28, 2002, (as amended, supplemented, restated or otherwise modified from time to time, the "European Loan Agreement"), among Delco Remy UK Limited, a company registered in England and Wales ("European Borrower"), Delco Remy International, Inc., a Delaware corporation ("Parent"; and together with European Borrower, the "Loan Parties") and Burdale Financial Limited, a company registered in England and Wales, ("European Lender") (capitalized terms used and not defined herein shall have the meanings assigned to them in the European Loan Agreement) and (2) the Guarantee dated as of June 28, 2002 (the "Guarantee") by each of the undersigned, as guarantors (collectively, the "Guarantors") in favor of the European Lender. Pursuant to an Amendment No. 3 to Loan and Security Agreement and Foreign Loan Agreements dated as of the date hereof (the "Amendment") among Collateral Agents, Lenders party thereto and Borrowers party thereto, the European Loan Agreement and the Foreign Loan Agreements have been amended in accordance with the terms and conditions of the Amendment.

         Each of the Guarantors hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of, the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, each Guarantor has executed and delivered this Reaffirmation of Guarantee as of the day and year first above written.

DELCO REMY UK LIMITED,


By: /s/ David E. Stoll
   ------------------------------------

REMY HOLDINGS LIMITED


By: /s/ David E. Stoll
   ------------------------------------

REMY AUTO PARTS HOLDINGS B.V.


By: /s/ David E. Stoll
   ------------------------------------


               [Signature Page to the Reaffirmation of Guaranty]

                            REAFFIRMATION OF GUARANTY
                            {Central Precision Ltd.}

                                  May 13, 2003

Burdale Financial Limited
53 Queen Anne Street
LONDON W1G 9HP

         Re: Guaranty

         Please refer to (1) the Loan Agreement dated as of June 28, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Canadian Loan Agreement"), by and among Central Precision Ltd., an Alberta Corporation, Congress Financial Corporation (Canada), as agent for the Canadian Lenders referenced below (in such capacity and as Canadian Collateral Agent, "Canadian Collateral Agent"), the financial institutions (each individually, a "Canadian Lender" and collectively, "Canadian Lenders") which are party thereto (capitalized terms used and not defined herein shall have the meanings assigned to them in the Canadian Loan Agreement) and (2) the Guaranty dated June 28, 2002 ("Guaranty") by the undersigned, as guarantor ("Guarantor"), in favor of the addressee listed above. Pursuant to an Amendment No. 3 to Loan and Security Agreement and Foreign Loan Agreements dated as of the date hereof (the "Amendment") among Collateral Agents party thereto, Lenders party thereto and Borrowers party thereto, the Canadian Loan Agreement and the Foreign Loan Agreements have been amended in accordance with the terms and conditions of the Amendment.

         Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guaranty, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

                            [Signature Page Follows]


               [Signature Page to the Reaffirmation of Guaranty]

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Reaffirmation of Guaranty as of the day and year first above written.

                                       DELCO REMY INTERNATIONAL, INC., a
                                       Delaware corporation

                                       By:  /s/ David E. Stoll
                                           -------------------------------------
                                              David E. Stoll
                                       Title: Vice President


               [Signature Page to the Reaffirmation of Guaranty]